U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  September 27, 2011

STAR BUFFET, INC.
(Exact name of registrant as specified in its charter)

0-6054
(Commission File No.)

Delaware (State or other jurisdiction of incorporation or organization)	84-1430786 (IRS Employer Identification No.)

1312 N. Scottsdale Road
Scottsdale, Arizona  85257
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (480) 425-0397

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

As required by Item 304(a)(1)(i) of regulation S-K, Registrant is providing the following explanation of the timing and circumstances surrounding the change in auditors.  In response to whether Registrant’s former auditor resigned, declined to stand for re-election, or was dismissed;   On October 1, 2011, Star Buffet, Inc. (the “Company”) received a letter dated September 27, 2011 which confirmed notification of the resignation of its independent registered public accounting firm, Moss Adams LLP, effective that date. The Company’s Audit Committee Chairman accepted the resignation of Moss Adams, LLP upon notification.

In response to whether the former independent auditor’s report on Registrant’s financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, there were no adverse opinions as defined by Item 304(a)(1)(ii) of Regulation S-K.  Management of the Company and Company’s independent registered public accountants, Moss Adams LLP, concluded material weaknesses in internal control existed.  Those material weaknesses were associated with inadequate segregation of duties and untimely account reconciliations. These matters were communicated to the Company’s Audit Committee by Moss Adams LLP and have been previously disclosed in the Company’s Form 10-K.At the time of resignation, Moss Adams LLP had not completed a report or opinion regarding the Company’s financial statements for the fiscal year ended January 31, 2011.

In response to whether during the Registrant’s two most recent fiscal years and any subsequent interim period before its former auditor resigned, declined to stand for re-election, or was dismissed, Company had no disagreements with such former auditor on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure as described in Item 304(a)(1)(iv) of Regulation.

The Company furnished a copy of this Current Report on Form 8-K to Moss Adams LLP and requested that Moss Adams LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 11, 2011, is filed as Exhibit 16.1 to the form 8-K.

Item 9.01  Financial Statements and Exhibits

Furnished with this report as Exhibit 16.1 is a letter from Moss Adams LLP, dated October 11, 2011 to the Securities and Exchange Commission.

Furnished with this report as Exhibit 99.1 is a resignation letter from Moss Adams LLP, dated September 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Buffet, Inc.

Date: October 11, 2011	By:	/s/ Robert E. Wheaton
Robert E. Wheaton, Chief Executive Officer,
President and Chairman